SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                               --------

                               FROM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of the earliest event reported: July 28, 1998


                         USA TALKS.COM, INC.
                          (f/k/a SBB, Inc.)
          (Exact name of registrant as specified in charter)


NEVADA                            33-2474-LA               93-0915593
(State or other jurisdiction    (Commission              (IRS employer
of incorporation)               file number)             identification no.)


                   4350 Executive Drive, Suite 220
                     San Diego, California 92121
               (Address of Principal Executive Offices)


Registrant's telephone number, including area code (619) 546-0550




                         USA TALKS.COM, INC.

     Item 7.   Financial Statements and Exhibits

     Included are the financial statements of USA Talks.com, Inc. for the periods ended July 31, 1998 and December 31, 1997 and 1996.

     Exhibits.

     Included are the proforma financial statements of USA Talks.com, Inc. for the periods ended July 31, 1998 and December 31, 1997 and 1996.




























                         USA TALKS.COM, INC.

                    (A Development Stage Company)

                  Consolidated Financial Statements

                 For the Periods ended July 31, 1998,
                   December 31, 1997 and 1996 and
                For the Period From December 26, 1985
                     (inception) to July 31, 1998














To the Board of Directors of
USA Talks.Com, Inc. and Subsidiary
(formerly SBB, Inc.)


The accompanying consolidated balance sheets of USA Talks.com, Inc. (formerly SBB, Inc.) and subsidiary as of July 31, 1998 and the related consolidated statements of operations, stockholders' equity, and cash flows for the seven months ended July 31, 1998 were not audited by us and, accordingly, we do not express an opinion on them.

The financial statements of USA Talks.com, Inc. as of December 31, 1997 and prior periods were audited by us (Parent Corporation) and other accountants (subsidiary) and we/they expressed an unqualified opinion on them in our/their report dated March 18, 1998 and February 13, 1998, respectively, but we/they have not performed any auditing and auditing procedures since that date.





Crouch, Bierwolf & Chisholm
November 16, 1998























                  USA TALKS.COM, INC. AND SUBSIDIARY
                    ( A Development Stage Company)
                      Consolidated Balance Sheet


                                ASSETS

                                            July 31,           December 31,
                                             1998                1997
CURRENT ASSETS

     Cash and Cash equivalents         $     21,162        $ 112,314
     Prepaid expenses and other
        current assets                       14,249         15,220

     Total Current Assets                    35,411         127,534

FURNITURE AND EQUIPMENT, net (Note 4)        42,548         42,548

OTHER ASSETS
     Notes receivable                        40,000        40,000
     Technology & marketing rights          250,000           -
     Other                                     -             198

     TOTAL ASSETS                 $         367,959    $  210,280


                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

     Accounts payable                   $   421,762   $    422,159
     Note payable, including $0 and
        $11,772 to a related party           26,710         76,772
     Contract payable                        211,500        -
     Accrued expenses                        20,907         51,306

     Total Current Liabilities               680,879       550,237

COMMITMENTS (Note 6)

STOCKHOLDERS' EQUITY

     Common Stock: $.001 par value;
       13,396,677,  800,000,000 shares authorized
       13,000,000 and 13,396,677 shares
        issued and outstanding                13,000          13,397
     Additional paid-in capital              4,276,690       3,304,469
     Deficit accumulated during development
      stage                                 (4,602,610)     (3,657,823)

     Total Stockholders' Equity              (312,920)        (339,957)

     TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY              $   367,959         $210,280








                  USA TALKS.COM, INC. AND SUBSIDIARY
                    ( A Development Stage Company)
                Consolidated Statements of Operations



                                                             From Inception
                For the Seven   For the Year   For the Year  on December 26,
                Months Ended      Ended          Ended       1985  through
                  July 31,      December 31,   December 31,     July 31,
                   1998            1997           1996           1998
REVENUE

Bad debt        $    -          $    -          $    -           $578,084
Legal and
Professional    107,075          283,191          87,980           582,834
Selling,
general and
administrative   99,811           767,688          93,585        1,106,049
Research and
development     599,667           627,421         212,909        1,699,997
Salaries and
other
compensation    138,419           222,750         192,668          652,832

Total operating
expenses        944,972         1,901,050         587,142         4,619,796

Loss From
Operations    (944,972)        (1,901,050)        (587,142)     (4,619,796)



OTHER INCOME (EXPENSES)

Interest
income       1,435                  3,428               -            45,061
Interest
expense     (1,250)              (15,783)             (5,638)       (27,875)


 Total        185                (12,355)             (5,638)        17,186

NET INCOME
(LOSS)    $(944,787)          $(1,913,405)          $(592,780) $  (4,602,610)

Basic loss
per common
 share   $    (.07)           $      (.15)          $    (.05) $       (.66)


Weighted-
average
common
shares    13,218,580           12,615,188          12,433,390       6,989,623







                   USA TALKS.COM, INC. AND SUBSIDIARY
                      (A Development Stage Company)
                   Statements of Stockholders' Equity
        From Inception on December 26, 1985 through July 31, 1998




                                                                     Deficit
                                                                 Accumulated
                                                     Capital in     During
                                 Common     Common    Excess of   Development
                                 Shares     Stock    Par Value      Stage
Balance at Inception
 on December 26, 1985                -      $  -     $   -     $   -

Issuance of 5,000 shares
 to officers & directors for
 cash at $1.00 per share            5,000      5        4,995      -

Issuance of 10,000 shares
 of common stock to the public
 in February of 1987 for
 $10 per share                      10,000     10       99,990       -

Deferred offering costs offset
 against capital in excess
 of par value                           -      -       (35,388)      -

Net loss from inception on
 December 26, 1985
 through December 31, 1987               -     -        -          (8,954)

Balance, December 31, 1987       15,000    15        69,597        (8,954)

Issuance of 68,390,000 shares
 upon exercise of A Warrants for
 $10 per share (less brokerage
 fees of $250)                    68,390   68        683,582      -

Net loss for the year ended
 December 31, 1988                 -       -             -         (223,378)

Balance, December 31, 1988       83,390    83        753,179       (232,332)

Net loss for the year
 ended December 31, 1989           -       -             -         (387,263)

Balance, December 31, 1989       83,390    83        753,179       (619,595)
Net loss for the year
  ended December 31, 1990
                                                                    (12,292)

Balance, December 31, 1990       83,390    83        753,179       (631,887)









                                continued
                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
             Consolidated Statements of Stockholders' Equity
       From Inception on December 26, 1985 through July 31, 1998




                                                                     Deficit
                                                                     Accumulated
                                                          Capital in   During
                                      Common      Common   Excess of Development
                                      Shares       Stock  Par Value    Stage


Issuances of stock for acquisition
 of Alfine Corporation (Note 1)     12,350,000    12,350   (12,350)      -

Services rendered by corporate
 officers                                -           -       170         -

Stock sold by acquired corporation       -           -     180,000       -

Net loss for the year ended
   December 31, 1991                     -           -        -      (161,132)
Balance, December 31, 1991         12,433,390    12,433    920,999   (793,019)

Services rendered by corporate
 officers                                -           -       7,500       -

Net loss for the year ended
 December 31, 1992                       -           -       -       (132,170)
Balance, December 31, 1992         12,433,390    12,433    928,499   (925,189)

Services rendered by corporate
 officers                                -           -      48,750       -

Net loss for the year ended
   December 31, 1993                      -          -        -      (49,222)
Balance, December 31, 1993         12,433,390     12,433    977,24  (974,411)

Services rendered by corporate
 officers                                -            -     11,250        -

Net loss for the year ended
   December 31, 1994                     -            -        -    (108,568)
Balance, December 31, 1994         12,433,390      12,433  988,499  (1,082,979)

Services rendered by corporate
 officers                                -            -    60,000          -

Capital contributions                    -            -     3,750          -

Net loss for the year ended
   December 31, 1995                     -            -       -       (68,659)
Balance, December 31, 1995          12,433,390    12,433 1,052,249  (1,151,638)











                                continued
                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
             Consolidated Statements of Stockholders' Equity
       From Inception on December 26, 1985 through July 31, 1998





                                                                     Deficit
                                                                     Accumulated
                                                          Capital in  During
                                        Common    Common  Excess of  Development
                                        Shares     Stock  Par Value    Stage

Services rendered by corporate
 officers                                 -          -     18,251        -

Stock sold by acquired corporation        -          -    371,000        -

Sale of warrants by acquired
  corporation                             -          -     2,650          -

Net loss for the year ended
   December 31, 1996                      -          -       -       (592,780)
Balance, December 31, 1996           12,433,390   12,433  1,444,150 (1,744,418)

Issuance of 85,000 shares for
  cash and note receivable
  at $1 per share                       85,000       85    84,915      -

Issuance of 850,000 shares for
 cash at $.001 per share               850,000      850    7,650       -

Rounding from reverse stock
   split (Note 3)                      28,287        29      (29)

Sale of common stock by
 acquired corporation                     -          -    971,684        -

Sale of warrants by acquired
  corporation                             -          -     40,657        -

Stock issued upon conversion of
 notes payable                             -         -     52,500        -

Stock of acquired corporation
  issued for business combination          -         -        80         -

Stock of acquired corporation
  issued for services rendered             -         -      26,750       -

Stock of acquired corporation
  issued for fixed assets                  -         -      25,000       -

















                                continued
                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
             Consolidated Statements of Stockholders' Equity
       From Inception on December 26, 1985 through July 31, 1998



                                                                     Deficit
                                                                     Accumulated
                                                         Capital in   During
                                        Common  Common   Excess of   Development
                                        Shares  Stock    Par Value     Stage

Stock of acquired corporation
  issued for an option to license
  technology                              -        -       50,000         -

Options of acquired corporation
 issued to non-employees                  -        -       433,020        -

Conversion of advance from officer        -        -       37,750         -

Capital contribution                      -        -      130,342         -

Net loss for the year ended
   December 31, 1997                      -        -         -     (1,913,405)
Balance, December 31, 1997           13,396,677    13,397 3,304,469 (3,657,823)

Cancellation of 850,000 shares for
  cancellation of $40,000
  subscription receivable             (850,000)     (850)  (42,431)      -

Capital contribution                     -         -       1,014,652     -

Issuance of 453,323 shares for
 services rendered at $.001
  per share                         453,323 453    -         -          -

Net loss for the seven months
   ended July 31, 1998                   -         -         -    (944,787)

Balance, July 31, 1998            13,000,000  $ 13,000 $4,276,690 $(4,602,610)





                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
                  Consolidated Statements of Cash Flows



                                                                From Inception
                     For the Seven  For the Year For the Year   on December 26,
                     Months Ended     Ended         Ended       1985 through
                       July 31,    December 31,  December 31,     July 31,
                        1998          1997           1996           1998

Cash Flows from operating
   Activities
     Net Loss       $(944,787)  $(1,913,405)   $(592,780)    $ (4,602,610)
   Adjustments
   to reconcile net
   Loss to cash used in
   Operating activities
   Depreciation/
   Amortization       -          10,107           844             11,001
   Bad Debt           -             -              -             568,666
   Issuance of options to
     Non-employees    -          433,020           -             433,020
   Issuance of stock
   for Services
    rendered        453           26,750        18,251           173,124
  Issuance of
  stock for an
  Option to license  -            50,000            -            50,000
   Expense paid by Note
     Receivable
     holder          -            40,000             -            40,000
      (Increase) decrease in:
   Other
   Receivables       -             8,348        (11,065)         (2,717)
   Prepaid
   expenses and other
   Current assets    971          (9,730)        (2,773)        (11,532)
   Other assets      198           5,627         (5,253)             80
       Increase (decrease) in:
   Accounts payable (397)         343,248         78,911          421,762
   Accrued expenses (33,680)      (40,711)        87,267           17,626
   Contract payable 211,500           -              -            211,500

   Net Cash Used in
      Operating
      Activities  (765,742)     (1,046,746)      (426,598)       (2,690,080)

Cash Flows from Investing
    Activities
   Purchase of furniture
     And equipment    -            (11,835)       (16,664)         (28,499)
   Purchase of
   technology and
   Marketing
   rights & Other(250,000)              -            -             (250,050)
   Loans to Other
   Entities         -                   -            -             (568,667)

   Net Cash Used in
   Investing
   Activities   (250,000)           (11,835)      (16,664)        (847,216)








                               (Continued)

                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
                  Consolidated Statements of Cash Flows
                                (Continued)


                                                                  From Inception
                        For the Seven  Forthe Year For the Yearon December 26,
                        Months Ended       Ended       Ended      1985 through
                         July 31,      December 31, December 31,    July 31,
                          1998            1997         1996           1998
Cash Flows from Financing
   Activities
   Payments on note
   payable               (50,062)        (23,578)     (23,000)     (96,640)
   Proceeds from notes
   payable                   -             5,350       125,000      175,850
   Proceeds from sale of
      common stock           -            985,184      371,000     2,289,447
   Proceeds from capital
      contributions     1,014,652         130,342         -        1,186,494
   Proceeds from sale of
      warrants               -             40,657        2,650        43,307
   Payments for note
    receivable           (40,000)             -           -         (40,000)

Net Cash Provided by
  Financing Activities   924,590         1,137,955      475,650    3,558,458

Net Increase in Cash     (91,152)           79,374       32,288    21,162

Cash and Cash Equivalents
   Beginning of Period   112,314            32,940         552       -

Cash and Cash Equivalents
   End of Period        $ 21,162          $112,314      $32,940  $ 21,162

Supplemental Cash Flow
   Information
   Cash Paid For:
   Interest             $    -             $12,928      $   -     $13,584
   Taxes                $    -             $   -        $   -     $   900












                                Continued

                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
                  Consolidated Statements of Cash Flows
                               (Continued)


                                                                 From Inception
                       For the Seven For the Year For the Year on December 26,
                        Months Ended    Ended       Ended        1985 through
                        July 31,     December 31,  December 31,    July 31,
                          1998           1997        1996             1998

Stock of Acquired corporation
   Issued for conversion of
   Note Payable         $   -          $ 52,500    $    -          $ 52,500

Stock of Acquired corporation
    Issued for acquisition of
    Fixed Assets & Option for
    License Technology  $   -          $ 75,000    $    -         $ 75,000

Stock of Acquired corporation
   Issued for conversion of
   Note - RelatedParty  $   -          $37,750      $   -         $ 37,750

Options of Acquired corporation
   to non-employees     $    -         $433,020     $   -         $433,020







                   USA TALKS.COM, INC. AND SUBSIDIARY
                      (a development stage Company)
             Notes to the Consolidated Financial Statements
                              July 31, 1998


NOTE 1 - DESCRIPTION OF BUSINESS

     USA TALKS.COM, Inc. (the Company) was incorporated in Utah on December 26, 1985. The Company is a development stage company which owns the exclusive worldwide licensing and marketing rights for a proprietary speech recognition technology. The Company is in the process of developing speech-to-text software.

     In July 1998, the Company acquired all of the outstanding assets and liabilities of AlfineCorporation (a Delaware corporation)(Alfine) including 100% of the stock of Essence corporation, a wholly owned subsidiary of Alfine.

     In July 1997, Alfine entered into an agreement with Essence Corporation (Essence), a Nevada corporation. Essence was a related party since its majority shareholder is an officer and shareholder of Alfine. Under the terms of the agreement, the Company exchanged 800,000 shares of Alfine's common stock for 100% of the outstanding stock of Essence. As part of the agreement, the Company acquired all assets of Essence, including a fully-paid up exclusive worldwide license in perpetuity for proprietary speech-to-text software applications. This merger was accounted for in a manner similar to a pooling of interest.

     Together the three companies (USA Talks.Com, Alfine and Essence) are combined into USA Talks.Com, Inc. A consolidated group of corporations known in this report as the Company. The accounting for the acquisition of the assets and liabilities of Alfine corporation including 100% of the stock of Essence is treated as a "reverse acquisition" whereby the control parties of the acquired corporations (Alfine corporation and Essence) take control of the parent corporation (USA Talks.Com,Inc.). The financial statements at July 31, 1998 presented herein is the historical cost data from all three corporations are combined into one, similar to a "pooling of interests method of accounting". The surviving corporations include the parent corporation, USA Talks and its wholly owned subsidiary, Essence Corporation.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation


    The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, during the year ended December 31, 1997, the Company incurred a net loss of $1,901,050, and as of that date, the Company's current liabilities exceeded its current assets by $294,625 and its total liabilities exceeded its total assets by $339,957. In addition, the Company is in the development stage at July 31, 1998. These factors raise substantial doubt about the Company's ability to continue as a going concern.

     Recovery of the Company's assets is dependent upon future event, the outcome of which is indeterminable. Successful completion of the Company's development program and its transition to attainment of profitable operations is dependent upon the Company obtaining adequate debt and equity financing to fulfill its development activities and achieving a level of sales adequate to support the Company's cost structure. In addition, realization of a major portion of the assets in the accompanying balance sheet is success of its plans to sell its products. The financial statements do not include any amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(continued)

Basis of Presentation (continued)

     Management plans to raise additional equity capital, continue to develop its products, and look for merger or acquisition candidates. Unaudited Interim Financial Information The information furnished herein for the seven months ended July 31, 1998 was taken from thebooks and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the interim period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

     For purposes of the statements of cash flows, the Company considers all highly-liquid investments purchased with original maturities of three months or less to be cash equivalents.

Furniture and Equipment

     Furniture and equipment are recorded at cost, less accumulated depreciation. Depreciation is provided using the straight-line method over an estimated useful life of five years. Betterments, renewals, and extraordinary repairs that extend the life of the asset are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation applicable to assets retired are removed from the Company's accounts, and the gain or loss on dispositions is recognized in the statement of operations.

Development Stage Enterprise

     The Company is a development stage company as defined in Statement of Financial Accounting Standards (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises". The Company is devoting substantially all of its present efforts to establish a new business, and its planned principal operations have not yet commenced. All losses accumulated since inception have been considered as part of the Company's development stage activities.

Research and Development Costs

      Research and development costs are charged to expense as incurred.

Income Taxes

     The Company adopted Statement of Financial Standards No. 109 "Accounting for Income taxes" in the fiscal year ended December 31, 1989 and was applied retroactively.







NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes -continued

    Statement of Financial Accounting Standards No. 109 " Accounting for
Income Taxes" requires an asset and liability approach for financial accounting and reporting for income tax purposes. Thiss tatement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

     Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting
purposes.   There were no  temporary differences at December 31, 1997 and earlier years; accordingly, no deferred tax liabilities have been recognized for all years.

     The Company has cumulative net operating loss carryforwards of approximately $581,000 at December 31, 1997. No effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of future tax benefit from such net operating loss carryforwards is not presently determinable. Accordingly, the potential tax benefits of the net operating loss carryforwards, estimated based upon current tax rates of $197,500 at December 31, 1997 have been offset by valuation reserves of the same amount. The net change in deferred tax asset and offsetting valuation reserve amounted to $17,500 for 1997.

     The Company has available $581,000 in net operating loss carryforwards that will begin to expire in the year 2000. The Company has accrued $100 per year minimum state income taxes.

Earnings Per Share

     For the year ended December 31, 1997 and subsequent periods, the Company adopted SFAS No. 128, "Earnings Per Share". Basic earnings per share is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Because the Company has incurred net losses, basic and diluted loss per share are the same.

Accounting Pronouncements

     The Financial Accounting Standards Board (FASB) issued SFAS No. 130, "Reporting Comprehensive Income", which is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The Company does not expect adoption of SFAS No. 130 to have a material effect, if any, on its financial position or results of operations.

     The FASB issued SFAS 131, "Disclosure about Segments of an Enterprise and related Information", issued by FASB, which is effective for financial statements with fiscal years beginning after December 31, 1997. This statement establishes standards for the way that public entities report selected information about operating segments, products, and services, geographic areas, and major customers in interim and annual financial reports. The Company does not expect adoption of SFAS No. 131 to have a material effect, if any, on its financial position or results of operations.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments

     The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash, accounts receivable, accounts payable, and accrued expenses, the carrying amounts approximate fair value because current interest rates offered to the Company for note payable of similar maturities are substantially the same.

NOTE 3 - CASH AND CASH EQUIVALENTS

     The Company maintains cash deposits at one bank. Deposits at this bank are insured by the Federal Deposit Insurance Corporation up to $100,000. As of December 31, 1997, uninsured portions of balances held at this financial institution totaled $24,053. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risk on cash and cash equivalents.

NOTE 4 - FURNITURE AND EQUIPMENT

     Furniture and equipment at December 31, 1997 consisted of the following:

          Office equipment                                  $     26,346
          Computer equipment and software                         27,153

                                                                  53,499
          Less accumulated depreciation                          (10,951)

               Total                                        $     42,548

     Depreciation expense for the year ended December 31, 1997 was $10,107.

NOTE 5 - NOTES PAYABLE

        Notes payable at December 31, 1997 consisted of the following:

     Note payable to individual, due on November 18, 1998. Principle is due at maturity, interest payable quarterly at 10% per annum, unsecured. $ 25,000

     Note payable to individuals, originally due on September 30, 1997. Principle and interest due on demand, interest accruing at 10% per annum, unsecured. Subsequent to September 30, 1997, these $40,000 promissory notes
were  converted into demand notes.                                    40,000

     Note payable to officer.  Principle and interest are due at maturity, November 8, 1997 (currently in default), with interest at
12% per annum,  unsecured.                                           11,772

          Total                                             $       76,772




NOTE 6 - COMMITMENTS

Lease

     The Company leases certain facilities for its corporate offices under a long-term, non-cancellable operating lease agreement that expires December 31, 1998. Future minimum aggregate lease payments nder this lease for 1998 are $33,282. Rent expense was $35,142 for the year ended December 31, 1997.

Employment Agreements

     The Company has entered into employment agreements, expiring August 31, 1998 with certain key officers of the Company. These officers will receive aggregate annual salaries of $180,000.

Option to License Technology

     Effective January 24, 1997, the Company entered into an agreement with a manufacturer of voice recording equipment for an exclusive option, subject to limited use, to license certain technology of the Company. Under the terms of the agreement, the Company received $50,000 in exchange for 20,000 shares of common stock and the exclusive option upon the execution of the agreement. The Company will receive three additional payments of $50,000 each upon the Company meeting certain development milestones for the technology. Upon the achievement of the first milestone and receipt of payment, an additional 20,000 shares of common stock will be issued. Upon completion of the second and third (final) milestones and receipt of payments of $50,000 for each, the Company will issue the manufacturer five-year warrants to purchase an additional 20,000 shares of common stock at an exercise price of $4.00.

NOTE 7 - SHAREHOLDER'S DEFICIT

Legal Settlement

    During the year ended December 31, 1997, the Company participated as a defendant with other defendants, consisting of certain of its officers/ directors/shareholders, in the settlement of a class action lawsuit brought by a former officer/director/shareholder and other shareholders. The lawsuit was dismissed, and the terms of the settlement provided that all 585,000 shares owned by the plaintiffs were to be repurchased by the Company and/or the officers/directors/shareholder named as defendants for $360,000 with the excess of the resale proceeds over the repurchase payments going to the Company.
A portion of these shares were then resold under a special stock offering along with new shares of the Company which resulted in the Company receiving additional paid-in capital of 130,342 due to the of the resale of shares exceeding the repurchase payments. There were no substantive allegations against the Company in the lawsuit, and the Company has no further obligation under the terms of the settlement agreement at December 31, 1997.


NOTE 8 - RELATED PARTIES

    During the year ended December 31, 1997, the Company paid $224,100 and $60,000 to consultants for services rendered. These consultants became officers of the Company during 1997 after they had provided these services.


NOTE 9 - REVERSE STOCK SPLIT

          In 1997, the shareholders approved a 1 for 1,000 share reverse stock split. This change has been made retroactive to the beginning balances of this financial statement. At the time of the reverse split, the company reverse split all shares to no less than 100 shares. All shareholders holding less than 100 shares were not changed.

NOTE 10 - STOCK TRANSACTION

          In 1997, the Board of Directors approved the sale of 85,000 shares (post split) for $5,000 cash and an $80,000 note at 10% interest. The note is due at the time the company qualifies for a NASD bulletin board listing. $40,000 of this note was paid in November, 1997.

         Also in 1997, the Board of Directors approved the sale of 850,000 shares (post split) for $8,500 or $.001 per share.

            During the second quarter 1998, the principle stockholder of The Company canceled 850,000 shares of common stock in consideration for cancellation of the $40,000 note receivable and all outstanding accrued interest.

NOTE 11 - CHANGE IN DOMICILE

     During the second quarter 1998, the Company created and later merged with a wholly owned Nevada corporation. The Company now is a Nevada Corporation.














                         Supplementary Schedules

                      Proforma Financial Statements

                 For the Period Ended July 31, 1998 and
                       December 31, 1997 and 1996
























                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
                         Proforma Balance Sheets
                              July 31, 1998

                        USA Talks.com        Alfine      Adustments Total
   ASSETS
 Cash and short term
             deposits    $     -           $ 21,162      $   -    $  21,162
 Prepaid expenses and other
    current assets           -               14,249          -       14,249

Total                        -                35,411          -     35,411

   CAPITAL ASSETS            -                42,548         -       42,548

   OTHER ASSETS
 Notes Receivable            -                40,000        -       40,000
 Technology & marketing
             rights          -               250,000        -       250,000

Total                   $    -              $367,959    $   -      $367,959

LIABILITIES AND
  SHAREHOLDER'S EQUITY

   CURRENT LIABILITIES
 Accounts payable and
         accruals      $     -            $ 442,669     $    -    $ 442,669
 Notes and advances
       payable               -               26,710          -      26,710
 Contracts payable           -              211,500          -      211,500

Total                        -              680,879          -      680,879

   STOCKHOLDERS' EQUITY
 Common stock             13,000               530       (530)      13,000
 Additional paid in
  capital                790,934          3,485,226       530     4,276,690
 Accumulated deficit during
    development stage   (803,934)       (3,798,676)       -      (4,602,610)

Total                   $    -            $367,959     $   -     $367,959





                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
                         Proforma Balance Sheets
                            December 31, 1997



                                     USA Talks.Com Alfine Adjustments  Total
ASSETS
 Cash and short term deposits      $   -           $112,314 $   -    $ 112,314
 Prepaid expenses and other
    current assets                    2,717          12,503      -       15,220

Total                                 2,717         124,817      -      127,534

   CAPITAL ASSETS                      -             42,548      -       42,548

   OTHER ASSETS
 Notes Receivable                   40,000              -         -     40,000
 Other                                -                198        -       198

Total                             $42,717         $167,563    $   -     $210,280

LIABILITIES AND
  SHAREHOLDER'S EQUITY

   CURRENT LIABILITIES
 Accounts payable and accruals   $   871        $ 472,594      $  -    $ 473,465
 Notes and advances payable           -            76,772         -     76,772

Total                                871          549,366          -    550,237

   STOCKHOLDERS' EQUITY
 Common stock                      13,397             530      (530)   13,397
 Additional paid in capital        833,365       2,470,574      530  3,304,469
 Accumulated deficit during
    development stage             (804,916)   (2,852,907)       -   (3,657,823)

Total                           $   42,717     $167,563     $   -     $210,280






                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
             Proforma Consolidated Statements of Operations
                For the Seven Months Ended July 31, 1998



                                   USA Talks.Com   Alfine   Adjustments  Total


INCOME                               $     -    $    -    $    -    $    -

 Administrative and General            453       99,358        -      99,811
 Legal and accounting                    -       107,075       -     107,075
 Research and development                -       599,667       -     599,667
 Salaries and other compensation         -       138,419       -     138,419

Total                                  453        944,519       -     944,972

OTHER INCOME (EXPENSE)
 Interest                            1,435        (1,250)       -         185

Net (loss) Income                 $   982       $(945,769) $   -    $(944,787)





                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
             Proforma Consolidated Statements of Operations
                  For the Year Ended December 31, 1997



                                USA Talks.Com   Alfine   Adjustments  Total

INCOME                             $     -    $    -    $    -    $    -

 Administrative and General            100       767,588     -       767,688
 Legal and accounting                8,971       274,220     -       283,191
 Research and development               -        627,421     -       627,421
 Salaries and other compensation    45,000       177,750     -       222,750

Total                               53,971     1,846,979     -     1,901,050

OTHER INCOME (EXPENSE)
 Interest                            2,717      (15,072)     -     (12,355)

Net (loss) Income                 $ (51,354)  $(1,862,051) $ -   $(1,913,405)








                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
             Proforma Consolidated Statements of Operations
                  For the Year Ended December 31, 1996





                                USA Talks.Com   Alfine   Adjustments  Total

INCOME                             $     -    $    -    $    -    $    -

 Administrative and General            100       93,485       -      93,585
 Legal and accounting                    -      87,980        -      87,980
 Research and development                -     212,909        -      212,909
 Salaries and other compensation         -     192,668        -      192,668

Total                                  100      587,042       -     587,142

OTHER INCOME (EXPENSE)
 Interest                               -      (5,638)        -      (5,638)

Net (loss) Income                $    (100)   $(592,680)  $   -    $(592,780)









                   USA TALKS.COM, INC. AND SUBSIDIARY
                     ( A Development Stage Company)
                      Proforma Financial Statements
                        Statement of Assumptions




1  -  Basis of Presentation

     The purpose of the presentation of the proforma financial statements of USA Talks. Com, Inc. is to show the financial position and results of operations as if the two corporations, USA Talks.Com, Inc. and Alfine Corporation (Alfine) were combined as one entity for the period for the two years 1996 and 1997 and the seven month interim period to July 31, 1998.

     Separate columns are used to show the financial position and results of operations of each company separately, adjustments, if any between the two companies, and the resulting totals from both companies.

     USA Talks.Com, Inc. acquired all of the assets and liabilities of Alfine as of July 28, 1998, including all of the outstanding stock of Essence Corporation (Essence) (a Nevada Corporation). The end result being that of
USA Talks.Com, Inc. as a parent corporation, with the assets of Alfine Corporation, including all of the outstanding stock of Essence, being its wholly owned subsidiary. Alfine and Essence are shown as a consolidated group.

     This transaction was accounted for as a "pooling of interest" method for the business combination.




                               SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 1998



                              USA Talks.com, Inc.

                              by:  /s/ Jack Alexander
                                   Jack Alexander
                                   Chief Financial Officer